BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009



DATE:                      March 15, 2007

TO:                        Citibank,  N.A.,  not in its  individual  capacity,
                           but solely as Trustee  with respect to Bear
                           Stearns Asset-Backed Securities Trust 2007-SD2
ATTENTION:                 Structured Finance Agency & Trust - BSABS 2007-SD2
TELEPHONE:                 212-816-5805
FACSIMILE:                 212-816-5527

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):       FXNCC9312

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 ("Counterparty"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of March 15, 2007 between BSFP and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

       Notional                             Amount: With respect to any
                                            Calculation Period, the lesser of
                                            (i) the

Reference Number: FXNCC9312
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 March 15, 2007 Page 2 of 7

                                            Scheduled Amount set forth
                                            for such period in Schedule I
                                            attached hereto and (ii) the
                                            Certificate Principal Balance of the
                                            Class II-M-5 Certificates as of the
                                            first day of such Calculation
                                            Period.

       Trade Date:                          March 13, 2007

       Effective Date:                      March 15, 2007

       Termination Date:                    January 25, 2012, subject to
                                            adjustment in accordance with the
                                            Business Day Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 March 15, 2007

              Fixed Amount:USD 16,000

       FLOATING AMOUNTS:

              Floating Rate Payer:          BSFP

              Cap Rate:                     With respect to any  Calculation
                                            Period,  the rate set forth for such
                                            period in Schedule I attached
                                            hereto.

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of
                                            each month during the Term of this
                                            Transaction, commencing March 25,
                                            2007 and ending on the Termination
                                            Date, subject to adjustment in
                                            accordance with the Business Day
                                            Convention.

              Floating Rate Payer
              Payment Dates:                Early Payment shall be applicable.
                                            The  Floating  Rate Payer  Payment
                                            Date shall be one Business Day
                                            preceding each Floating Rate Payer
                                            Period End Date.

              Floating Rate Option:         USD-LIBOR-BBA

Reference Number: FXNCC9312
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 March 15, 2007 Page 3 of 7

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation
                                            Period.

              Compounding: Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

       Calculation Agent:                   BSFP

       NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.     Account Details and
       Settlement Information:              PAYMENTS TO BSFP:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for the
                                            account of
                                            Bear, Stearns Securities Corp.
                                            Account Number: 0925-3186, for
                                            further credit to
                                            Bear Stearns Financial Products Inc.
                                            Sub-account  Number: 102-04654-1-3
                                            Attention: Derivatives Department

                                            PAYMENTS TO COUNTERPARTY:
                                            Wells Fargo Bank, N.A.
                                            ABA Number:  121000248
                                            Account Name:  SAS Clearing
                                            Account Number:  3970771416
                                            FFC to: 50994801, BSABS 2007-SD2
                                            Cap Account

Reference Number: FXNCC9312
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 March 15, 2007 Page 4 of 7


ADDITIONAL PROVISIONS:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that BSFP has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNCC9312
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 March 15, 2007 Page 5 of 7

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:/s/ Annie Manevitz
   ----------------------------------
   Name:  Annie Manevitz
   Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE WITH RESPECT TO BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2007-SD2



By:    /s/ Cirino Emanuele
       -----------------------------
       Name:  Cirino Emanuele
       Title: Vice President

Reference Number: FXNCC9312
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 March 15, 2007 Page 6 of 7

                                   SCHEDULE I
          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)

                                            NOTIONAL AMOUNT
 FROM AND INCLUDING    TO BUT EXCLUDING          (USD)           CAP RATE
-------------------------------------------------------------------------
   Effective Date          03/25/07           2,032,000.00        5.700%
      03/25/07             04/25/07           2,032,000.00        5.760%
      04/25/07             05/25/07           2,032,000.00        5.770%
      05/25/07             06/25/07           2,032,000.00        5.780%
      06/25/07             07/25/07           2,032,000.00        5.790%
      07/25/07             08/25/07           2,032,000.00        5.800%
      08/25/07             09/25/07           2,032,000.00        5.810%
      09/25/07             10/25/07           2,032,000.00        5.800%
      10/25/07             11/25/07           2,032,000.00        5.810%
      11/25/07             12/25/07           2,032,000.00        5.810%
      12/25/07             01/25/08           2,032,000.00        5.800%
      01/25/08             02/25/08           2,032,000.00        5.800%
      02/25/08             03/25/08           2,032,000.00        5.810%
      03/25/08             04/25/08           2,032,000.00        5.800%
      04/25/08             05/25/08           2,032,000.00        5.790%
      05/25/08             06/25/08           2,032,000.00        5.790%
      06/25/08             07/25/08           2,032,000.00        5.790%
      07/25/08             08/25/08           2,032,000.00        5.790%
      08/25/08             09/25/08           2,032,000.00        5.790%
      09/25/08             10/25/08           2,032,000.00        5.790%
      10/25/08             11/25/08           2,032,000.00        5.810%
      11/25/08             12/25/08           2,032,000.00        5.830%
      12/25/08             01/25/09           2,032,000.00        5.840%
      01/25/09             02/25/09           2,032,000.00        5.840%
      02/25/09             03/25/09           2,032,000.00        5.850%
      03/25/09             04/25/09           2,032,000.00        5.870%
      04/25/09             05/25/09           2,032,000.00        5.870%
      05/25/09             06/25/09           2,032,000.00        5.880%
      06/25/09             07/25/09           2,032,000.00        5.880%
      07/25/09             08/25/09           2,032,000.00        5.880%
      08/25/09             09/25/09           2,032,000.00        5.880%
      09/25/09             10/25/09           2,032,000.00        5.890%
      10/25/09             11/25/09           2,032,000.00        5.890%
      11/25/09             12/25/09           2,032,000.00        5.910%
      12/25/09             01/25/10           2,032,000.00        5.900%
      01/25/10             02/25/10           2,032,000.00        5.910%

Reference Number: FXNCC9312
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 March 15, 2007 Page 7 of 7

      02/25/10             03/25/10           2,032,000.00        5.910%
      03/25/10             04/25/10           2,032,000.00        5.910%
      04/25/10             05/25/10           2,032,000.00        5.920%
      05/25/10             06/25/10           2,032,000.00        5.920%
      06/25/10             07/25/10           2,032,000.00        5.940%
      07/25/10             08/25/10           2,032,000.00        5.950%
      08/25/10             09/25/10           2,032,000.00        5.970%
      09/25/10             10/25/10           2,032,000.00        5.980%
      10/25/10             11/25/10           2,032,000.00        5.990%
      11/25/10             12/25/10           2,032,000.00        6.010%
      12/25/10             01/25/11           2,032,000.00        6.020%
      01/25/11             02/25/11           2,032,000.00        6.020%
      02/25/11             03/25/11           2,032,000.00        6.030%
      03/25/11             04/25/11           2,023,470.09        6.030%
      04/25/11             05/25/11           1,984,649.40        6.040%
      05/25/11             06/25/11           1,946,563.02        6.050%
      06/25/11             07/25/11           1,909,184.85        6.070%
      07/25/11             08/25/11           1,872,460.16        6.080%
      08/25/11             09/25/11           1,836,417.75        6.070%
      09/25/11             10/25/11           1,801,021.15        6.080%
      10/25/11             11/25/11           1,766,288.11        6.060%
      11/25/11             12/25/11           1,732,191.30        6.050%
      12/25/11         Termination Date       1,698,740.58        6.010%

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009




DATE:                      March 15, 2007

TO:                        Citibank,  N.A., not in its individual capacity, but
                           solely as Trustee with respect to Bear Stearns
                           Asset-Backed  Securities Trust 2007-SD2
ATTENTION:                 Structured Finance Agency & Trust - BSABS 2007-SD2
TELEPHONE:                 212-816-5805
FACSIMILE:                 212-816-5527

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):       FXNCC9305

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 ("Counterparty"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of March 15, 2007 between BSFP and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:          Rate Cap

Reference Number: FXNCC9305
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 March 15, 2007 Page 2 of 7

      Notional Amount:              With respect to any Calculation
                                    Period, the lesser of (i) the Scheduled
                                    Amount set forth for such period in Schedule
                                    I attached hereto and (ii) the aggregate
                                    Certificate Principal Balance of the Class
                                    II-A Certificates as of the first day of such Calculation Period.

      Trade Date:                   March 13, 2007

      Effective Date:               March 15, 2007

      Termination Date:             January 25, 2012, subject to adjustment
                                    in  accordance with the Business Day
                                    Convention.

      FIXED AMOUNT (PREMIUM):

           Fixed Rate Payer:        Counterparty

           Fixed Rate Payer
           Payment Date:            March 15, 2007

           Fixed Amount:            USD 185,000

      FLOATING AMOUNTS:

           Floating Rate Payer:     BSFP

           Cap Rate:                With  respect  to any  Calculation  Period,
                                    the  rate set forth for such period in
                                    Schedule I attached hereto.

           Floating Rate Payer
           Period End Dates:        The 25th calendar day of each month during
                                    the Term of this Transaction, commencing
                                    March 25, 2007 and ending on the
                                    Termination Date, subject to adjustment in accordance with the Business Day Convention.

           Floating Rate Payer
           Payment Dates:           Early Payment shall be applicable. The
                                    Floating Rate Payer Payment Date shall be one Business Day preceding each Floating
                                    Rate Payer Period End Date.

Reference Number: FXNCC9305
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 March 15, 2007 Page 3 of 7

           Floating Rate Option:    USD-LIBOR-BBA

           Designated Maturity:     One month

           Floating Rate Day
           Count Fraction:          Actual/360

           Reset Dates:             The first day of each Calculation Period.

           Compounding:             Inapplicable

      Business Days:                New York

      Business Day Convention:      Following

      Calculation Agent:            BSFP

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.    Account Details and
      Settlement Information:       PAYMENTS TO BSFP:
                                    Citibank, N.A., New York
                                    ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                    Account Number: 0925-3186, for further
                                    credit to
                                    Bear Stearns Financial Products Inc.
                                    Sub-account  Number: 102-04654-1-3
                                    Attention: Derivatives Department

                                    PAYMENTS TO COUNTERPARTY:
                                    Wells Fargo Bank, N.A.
                                    ABA Number: 121000248
                                    Account Name: SAS Clearing
                                    Account Number: 3970771416
                                    FFC to: 50994801, BSABS 2007-SD2 Cap Account

Reference Number: FXNCC9305
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 March 15, 2007 Page 4 of 7




ADDITIONAL PROVISIONS:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that BSFP has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNCC9305
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 March 15, 2007 Page 5 of 7

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By: /s/ Annie Manevitz
  ----------------------------------
  Name:  Annie Manevitz
  Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE WITH RESPECT TO BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2007-SD2



By: /s/  Cirino Emanuele
  ----------------------------------
  Name:  Cirino Emanuele
  Title: Vice President

Reference Number: FXNCC9305
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 March 15, 2007 Page 6 of 7

                                   SCHEDULE I
          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)

                                 NOTIONAL AMOUNT
FROM AND INCLUDING    TO BUT EXCLUDING          (USD)           CAP RATE
------------------------------------------------------------------------
  Effective Date          03/25/07          172,120,000.00        6.28%
     03/25/07             04/25/07          167,071,177.36        6.33%
     04/25/07             05/25/07          161,797,760.02        6.33%
     05/25/07             06/25/07          157,050,659.81        6.33%
     06/25/07             07/25/07          152,327,451.55        6.32%
     07/25/07             08/25/07          146,740,937.48        6.31%
     08/25/07             09/25/07          142,332,823.39        6.30%
     09/25/07             10/25/07          138,287,565.83        6.28%
     10/25/07             11/25/07          134,116,685.05        6.28%
     11/25/07             12/25/07          130,299,496.31        6.26%
     12/25/07             01/25/08          126,489,607.47        6.25%
     01/25/08             02/25/08          122,440,442.88        6.23%
     02/25/08             03/25/08          117,598,247.10        6.23%
     03/25/08             04/25/08          114,322,361.48        6.22%
     04/25/08             05/25/08          110,670,464.26        6.21%
     05/25/08             06/25/08          107,161,481.34        6.20%
     06/25/08             07/25/08          103,906,334.64        6.20%
     07/25/08             08/25/08          100,098,337.33        6.18%
     08/25/08             09/25/08          97,318,948.96         6.17%
     09/25/08             10/25/08          94,484,094.74         6.17%
     10/25/08             11/25/08          90,580,582.25         6.19%
     11/25/08             12/25/08          86,450,276.51         6.21%
     12/25/08             01/25/09          83,724,402.50         6.21%
     01/25/09             02/25/09          81,083,549.35         6.21%
     02/25/09             03/25/09          78,770,988.17         6.21%
     03/25/09             04/25/09          76,006,118.14         6.23%
     04/25/09             05/25/09          73,510,194.58         6.23%
     05/25/09             06/25/09          70,956,993.69         6.24%
     06/25/09             07/25/09          68,541,558.40         6.23%
     07/25/09             08/25/09          66,064,008.14         6.23%
     08/25/09             09/25/09          63,218,286.21         6.23%
     09/25/09             10/25/09          60,254,608.35         6.25%
     10/25/09             11/25/09          58,575,743.80         6.25%
     11/25/09             12/25/09          55,871,042.97         6.27%
     12/25/09             01/25/10          54,285,855.39         6.26%
     01/25/10             02/25/10          52,469,589.62         6.27%

Reference Number: FXNCC9305
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 March 15, 2007 Page 7 of 7

     02/25/10             03/25/10          50,835,909.80         6.27%
     03/25/10             04/25/10          49,335,070.87         6.26%
     04/25/10             05/25/10          47,697,589.97         6.28%
     05/25/10             06/25/10          46,494,044.76         6.28%
     06/25/10             07/25/10          44,816,094.74         6.30%
     07/25/10             08/25/10          43,675,620.52         6.30%
     08/25/10             09/25/10          42,410,694.76         6.32%
     09/25/10             10/25/10          41,376,474.68         6.32%
     10/25/10             11/25/10          40,161,765.56         6.34%
     11/25/10             12/25/10          38,713,944.35         6.34%
     12/25/10             01/25/11          37,725,546.23         6.35%
     01/25/11             02/25/11          36,734,141.68         6.34%
     02/25/11             03/25/11          35,906,221.34         6.34%
     03/25/11             04/25/11          35,153,124.04         6.34%
     04/25/11             05/25/11          34,380,172.61         6.35%
     05/25/11             06/25/11          33,208,366.04         6.36%
     06/25/11             07/25/11          31,442,381.19         6.38%
     07/25/11             08/25/11          29,454,035.54         6.39%
     08/25/11             09/25/11          26,683,119.16         6.35%
     09/25/11             10/25/11          24,579,960.77         6.36%
     10/25/11             11/25/11          21,791,907.87         6.29%
     11/25/11             12/25/11          18,866,801.11         6.20%
     12/25/11         Termination Date      14,832,569.90         6.00%

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009




DATE:                  March 15, 2007

TO:                    Citibank,  N.A., not in its individual capacity, but
                       solely as Trustee with respect to Bear Stearns
                       Asset-Backed Securities Trust 2007-SD2
ATTENTION:             Structured Finance Agency & Trust - BSABS 2007-SD2
TELEPHONE:             212-816-5805
FACSIMILE:             212-816-5527

FROM:                  Derivatives Documentation
TELEPHONE:             212-272-2711
FACSIMILE:             212-272-9857

SUBJECT:               Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):   FXNCC9306

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 ("Counterparty"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of March 15, 2007 between BSFP and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:       Rate Cap

Reference Number: FXNCC9306
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 2 of 7


       Notional Amount:                     With respect to any
                                            Calculation Period, the lesser of
                                            (i) the Scheduled Amount set forth
                                            for such period in Schedule I
                                            attached hereto and (ii) the
                                            Certificate Principal Balance of the
                                            Class II-M-1 Certificates as of the
                                            first day of such Calculation
                                            Period.

       Trade Date:                          March 13, 2007

       Effective Date:                      March 15, 2007

       Termination Date:                    January 25, 2012, subject to
                                            adjustment in accordance with
                                            the Business Day Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 March 15, 2007

              Fixed Amount:                 USD 18,000

       FLOATING AMOUNTS:

              Floating Rate Payer:          BSFP

              Cap Rate:                     With  respect to any  Calculation
                                            Period, the rate set forth for
                                            such period in Schedule I
                                            attached hereto.

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of
                                            each month during the Term of this
                                            Transaction, commencing March 25,
                                            2007 and ending on the Termination
                                            Date, subject to adjustment in
                                            accordance with the Business Day
                                            Convention.

              Floating Rate Payer
              Payment Dates:                Early Payment shall be applicable.
                                            The Floating Rate Payer Payment
                                            Date shall be one Business Day
                                            preceding  each Floating Rate Payer
                                            Period End Date.

              Floating Rate Option:         USD-LIBOR-BBA

Reference Number: FXNCC9306
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 3 of 7


              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation
                                            Period.

              Compounding:                  Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

       Calculation Agent:                   BSFP

       NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.     Account Details and
       Settlement Information:              PAYMENTS TO BSFP:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for
                                            the account of Bear, Stearns
                                            Securities Corp. Account
                                            Number: 0925-3186, for further
                                            credit to Bear Stearns Financial
                                            Products Inc. Sub-account
                                            Number: 102-04654-1-3
                                            Attention: Derivatives Department

                                            PAYMENTS TO COUNTERPARTY:
                                            Wells Fargo Bank, N.A.
                                            ABA Number:  121000248
                                            Account Name:  SAS Clearing
                                            Account Number:  3970771416
                                            FFC to:  50994801, BSABS 2007-SD2
                                            Cap Account

Reference Number: FXNCC9306
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 4 of 7







ADDITIONAL PROVISIONS:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that BSFP has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNCC9306
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 5 of 7


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.




By: /s/ Annie Manevitz
  ----------------------------------
  Name:  Annie Manevitz
  Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

                 CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY,
                     BUT SOLELY AS TRUSTEE WITH RESPECT TO
               BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2007-SD2



By: /s/ Cirino Emanuele
    ----------------------------
    Name:  Cirino Emanuele
    Title: Vice President

lm/er

Reference Number: FXNCC9306
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 6 of 7


                                   SCHEDULE I
          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)

                                            NOTIONAL AMOUNT
FROM AND INCLUDING     TO BUT EXCLUDING          (USD)           CAP RATE
------------------     ----------------          -----           --------
  Effective Date           03/25/07          4,776,000.00         6.280%
     03/25/07              04/25/07          4,776,000.00         6.340%
     04/25/07              05/25/07          4,776,000.00         6.350%
     05/25/07              06/25/07          4,776,000.00         6.360%
     06/25/07              07/25/07          4,776,000.00         6.370%
     07/25/07              08/25/07          4,776,000.00         6.380%
     08/25/07              09/25/07          4,776,000.00         6.390%
     09/25/07              10/25/07          4,776,000.00         6.380%
     10/25/07              11/25/07          4,776,000.00         6.390%
     11/25/07              12/25/07          4,776,000.00         6.390%
     12/25/07              01/25/08          4,776,000.00         6.380%
     01/25/08              02/25/08          4,776,000.00         6.380%
     02/25/08              03/25/08          4,776,000.00         6.390%
     03/25/08              04/25/08          4,776,000.00         6.380%
     04/25/08              05/25/08          4,776,000.00         6.370%
     05/25/08              06/25/08          4,776,000.00         6.370%
     06/25/08              07/25/08          4,776,000.00         6.370%
     07/25/08              08/25/08          4,776,000.00         6.370%
     08/25/08              09/25/08          4,776,000.00         6.370%
     09/25/08              10/25/08          4,776,000.00         6.370%
     10/25/08              11/25/08          4,776,000.00         6.390%
     11/25/08              12/25/08          4,776,000.00         6.410%
     12/25/08              01/25/09          4,776,000.00         6.420%
     01/25/09              02/25/09          4,776,000.00         6.420%
     02/25/09              03/25/09          4,776,000.00         6.430%
     03/25/09              04/25/09          4,776,000.00         6.450%
     04/25/09              05/25/09          4,776,000.00         6.450%
     05/25/09              06/25/09          4,776,000.00         6.460%
     06/25/09              07/25/09          4,776,000.00         6.460%
     07/25/09              08/25/09          4,776,000.00         6.460%
     08/25/09              09/25/09          4,776,000.00         6.460%
     09/25/09              10/25/09          4,776,000.00         6.470%
     10/25/09              11/25/09          4,776,000.00         6.470%
     11/25/09              12/25/09          4,776,000.00         6.490%
     12/25/09              01/25/10          4,776,000.00         6.480%
     01/25/10              02/25/10          4,776,000.00         6.490%

Reference Number: FXNCC9306
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 7 of 7


     02/25/10              03/25/10          4,776,000.00         6.490%
     03/25/10              04/25/10          4,776,000.00         6.490%
     04/25/10              05/25/10          4,776,000.00         6.500%
     05/25/10              06/25/10          4,776,000.00         6.500%
     06/25/10              07/25/10          4,776,000.00         6.520%
     07/25/10              08/25/10          4,776,000.00         6.530%
     08/25/10              09/25/10          4,776,000.00         6.550%
     09/25/10              10/25/10          4,776,000.00         6.560%
     10/25/10              11/25/10          4,776,000.00         6.570%
     11/25/10              12/25/10          4,776,000.00         6.590%
     12/25/10              01/25/11          4,776,000.00         6.600%
     01/25/11              02/25/11          4,776,000.00         6.600%
     02/25/11              03/25/11          4,776,000.00         6.610%
     03/25/11              04/25/11          4,755,951.36         6.610%
     04/25/11              05/25/11          4,664,707.44         6.620%
     05/25/11              06/25/11          4,575,189.47         6.630%
     06/25/11              07/25/11          4,487,336.05         6.650%
     07/25/11              08/25/11          4,401,018.56         6.660%
     08/25/11              09/25/11          4,316,304.72         6.650%
     09/25/11              10/25/11          4,233,108.76         6.660%
     10/25/11              11/25/11          4,151,472.45         6.640%
     11/25/11              12/25/11          4,071,331.53         6.630%
     12/25/11          Termination Date      3,992,709.17         6.590%

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009



DATE:                     March 15, 2007

TO:                       Citibank,  N.A., not in its individual capacity, but
                          solely as Trustee with respect to Bear Stearns
                          Asset-Backed Securities Trust 2007-SD2
ATTENTION:                Structured Finance Agency & Trust - BSABS 2007-SD2
TELEPHONE:                212-816-5805
FACSIMILE:                212-816-5527

FROM:                     Derivatives Documentation
TELEPHONE:                212-272-2711
FACSIMILE:                212-272-9857

SUBJECT:                  Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):      FXNCC9307

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 ("Counterparty"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of March 15, 2007 between BSFP and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:                 Rate Cap

     Notional Amount:                     With respect to any
                                          Calculation Period, the lesser of
                                          (i) the

Reference Number: FXNCC9307
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 2 of 7


                                          Scheduled Amount set forth
                                          for such period in Schedule I
                                          attached hereto and (ii) the
                                          Certificate Principal Balance of the
                                          Class II-M-2 Certificates as of the
                                          first day of such Calculation
                                          Period.

     Trade Date:                          March 13, 2007

     Effective Date:                      March 15, 2007

     Termination Date:                    January 25, 2012, subject to
                                          adjustment in accordance with the
                                          Business Day Convention.

     FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:           Counterparty

              Fixed Rate Payer
              Payment Date:               March 15, 2007

              Fixed Amount:               USD 18,000

       FLOATING AMOUNTS:

              Floating Rate Payer:        BSFP

              Cap Rate:                   With  respect to any  Calculation
                                          Period,  the rate set forth for such
                                          period in Schedule I attached hereto.

              Floating Rate Payer
              Period End Dates:           The 25th calendar day of
                                          each month during the Term of this
                                          Transaction, commencing March 25,
                                          2007 and ending on the Termination
                                          Date, subject to adjustment in
                                          accordance with the Business Day
                                          Convention.

              Floating Rate Payer
              Payment Dates:              Early  Payment  shall be  applicable.
                                          The Floating  Rate Payer Payment
                                          Date shall be one  Business  Day
                                          preceding  each  Floating  Rate Payer
                                          Period End Date.

              Floating Rate Option:       USD-LIBOR-BBA

Reference Number: FXNCC9307
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 3 of 7


              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation
                                            Period.

              Compounding:                  Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

       Calculation Agent:                   BSFP

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.     Account Details and
       Settlement Information:              PAYMENTS TO BSFP:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for the
                                            account of Bear, Stearns Securities
                                            Corp. Account Number: 0925-3186,
                                            for further credit to Bear Stearns
                                            Financial Products Inc.
                                            Sub-account  Number: 102-04654-1-3
                                            Attention: Derivatives Department

                                            PAYMENTS TO COUNTERPARTY:
                                            Wells Fargo Bank, N.A.
                                            ABA Number:  121000248
                                            Account Name: SAS Clearing
                                            Account Number: 3970771416
                                            FFC to:  50994801, BSABS 2007-SD2
                                            Cap Account

Reference Number: FXNCC9307
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 4 of 7


ADDITIONAL PROVISIONS:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that BSFP has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNCC9307
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 5 of 7


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    /s/ Annie Manevitz
       ----------------------------
       Name:  Annie Manevitz
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE WITH RESPECT TO BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2007-SD2



By:    /s/ Cirino Emanuele
       ------------------------------
       Name:  Cirino Emanuele
       Title: Vice President

lm/er

Reference Number: FXNCC9307
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 6 of 7


                                   SCHEDULE I
          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)

                                            NOTIONAL AMOUNT
FROM AND INCLUDING    TO BUT EXCLUDING           (USD)             CAP RATE
------------------    ----------------           -----             --------
  Effective Date          03/25/07           4,471,000.00           6.200%
     03/25/07             04/25/07           4,471,000.00           6.260%
     04/25/07             05/25/07           4,471,000.00           6.270%
     05/25/07             06/25/07           4,471,000.00           6.280%
     06/25/07             07/25/07           4,471,000.00           6.290%
     07/25/07             08/25/07           4,471,000.00           6.300%
     08/25/07             09/25/07           4,471,000.00           6.310%
     09/25/07             10/25/07           4,471,000.00           6.300%
     10/25/07             11/25/07           4,471,000.00           6.310%
     11/25/07             12/25/07           4,471,000.00           6.310%
     12/25/07             01/25/08           4,471,000.00           6.300%
     01/25/08             02/25/08           4,471,000.00           6.300%
     02/25/08             03/25/08           4,471,000.00           6.310%
     03/25/08             04/25/08           4,471,000.00           6.300%
     04/25/08             05/25/08           4,471,000.00           6.290%
     05/25/08             06/25/08           4,471,000.00           6.290%
     06/25/08             07/25/08           4,471,000.00           6.290%
     07/25/08             08/25/08           4,471,000.00           6.290%
     08/25/08             09/25/08           4,471,000.00           6.290%
     09/25/08             10/25/08           4,471,000.00           6.290%
     10/25/08             11/25/08           4,471,000.00           6.310%
     11/25/08             12/25/08           4,471,000.00           6.330%
     12/25/08             01/25/09           4,471,000.00           6.340%
     01/25/09             02/25/09           4,471,000.00           6.340%
     02/25/09             03/25/09           4,471,000.00           6.350%
     03/25/09             04/25/09           4,471,000.00           6.370%
     04/25/09             05/25/09           4,471,000.00           6.370%
     05/25/09             06/25/09           4,471,000.00           6.380%
     06/25/09             07/25/09           4,471,000.00           6.380%
     07/25/09             08/25/09           4,471,000.00           6.380%
     08/25/09             09/25/09           4,471,000.00           6.380%
     09/25/09             10/25/09           4,471,000.00           6.390%
     10/25/09             11/25/09           4,471,000.00           6.390%
     11/25/09             12/25/09           4,471,000.00           6.410%
     12/25/09             01/25/10           4,471,000.00           6.400%
     01/25/10             02/25/10           4,471,000.00           6.410%
     02/25/10             03/25/10           4,471,000.00           6.410%
     03/25/10             04/25/10           4,471,000.00           6.410%
     04/25/10             05/25/10           4,471,000.00           6.420%
     05/25/10             06/25/10           4,471,000.00           6.420%
     06/25/10             07/25/10           4,471,000.00           6.440%
     07/25/10             08/25/10           4,471,000.00           6.450%
     08/25/10             09/25/10           4,471,000.00           6.470%
     09/25/10             10/25/10           4,471,000.00           6.480%
     10/25/10             11/25/10           4,471,000.00           6.490%
     11/25/10             12/25/10           4,471,000.00           6.510%
     12/25/10             01/25/11           4,471,000.00           6.520%
     01/25/11             02/25/11           4,471,000.00           6.520%

Reference Number: FXNCC9307
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 7 of 7


     02/25/11             03/25/11           4,471,000.00           6.530%
     03/25/11             04/25/11           4,452,231.68           6.530%
     04/25/11             05/25/11           4,366,814.69           6.540%
     05/25/11             06/25/11           4,283,013.42           6.550%
     06/25/11             07/25/11           4,200,770.41           6.570%
     07/25/11             08/25/11           4,119,965.24           6.580%
     08/25/11             09/25/11           4,040,661.30           6.570%
     09/25/11             10/25/11           3,962,778.32           6.580%
     10/25/11             11/25/11           3,886,355.38           6.560%
     11/25/11             12/25/11           3,811,332.34           6.550%
     12/25/11        Termination Date        3,737,730.88           6.510%

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009



DATE:                      March 15, 2007

TO:                        Citibank,  N.A., not in its individual capacity,
                           but solely as Trustee with respect to Bear Stearns
                           Asset-Backed Securities Trust 2007-SD2
ATTENTION:                 Structured Finance Agency & Trust - BSABS 2007-SD2
TELEPHONE:                 212-816-5805
FACSIMILE:                 212-816-5527

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):       FXNCC9308

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 ("Counterparty"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of March 15, 2007 between BSFP and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:                 Rate Cap

     Notional Amount:                     With respect to any
                                          Calculation Period, the lesser of
                                          (i) the

Reference Number: FXNCC9308
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 2 of 7


                                            Scheduled Amount set forth
                                            for such period in Schedule I
                                            attached hereto and (ii) the
                                            Certificate Principal Balance of the
                                            Class II-M-3 Certificates as of the
                                            first day of such Calculation
                                            Period.

       Trade Date:                          March 13, 2007

       Effective Date:                      March 15, 2007

       Termination Date:                    January 25, 2012, subject to
                                            adjustment in accordance with the
                                            Business Day Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 March 15, 2007

              Fixed Amount:USD 39,000

       FLOATING AMOUNTS:

              Floating Rate Payer:          BSFP

              Cap Rate:                     With  respect to any  Calculation
                                            Period, the rate set forth for such
                                            period in Schedule I attached
                                            hereto.

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of
                                            each month during the Term of this
                                            Transaction, commencing March 25,
                                            2007 and ending on the Termination
                                            Date, subject to adjustment in
                                            accordance with the Business Day
                                            Convention.

              Floating Rate Payer
              Payment Dates:                Early  Payment shall be applicable.
                                            The Floating  Rate Payer Payment
                                            Date shall be one  Business  Day
                                            preceding each Floating Rate Payer
                                            Period End Date.

              Floating Rate Option:         USD-LIBOR-BBA

Reference Number: FXNCC9308
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 3 of 7


              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation
                                            Period.

              Compounding:                  Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

       Calculation Agent:                   BSFP

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.     Account Details and
       Settlement Information:              PAYMENTS TO BSFP:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for the
                                            account of Bear, Stearns Securities
                                            Corp. Account Number: 0925-3186,
                                            for further credit to
                                            Bear Stearns Financial Products Inc.
                                            Sub-account  Number: 102-04654-1-3
                                            Attention: Derivatives Department

                                            PAYMENTS TO COUNTERPARTY:
                                            Wells Fargo Bank, N.A.
                                            ABA Number:  121000248
                                            Account Name: SAS Clearing
                                            Account Number: 3970771416
                                            FFC to:  50994801, BSABS 2007-SD2
                                            Cap Account

Reference Number: FXNCC9308
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 4 of 7



ADDITIONAL PROVISIONS:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that BSFP has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNCC9308
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 5 of 7


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    /s/ Annie Manevitz
       -----------------------------
       Name:  Annie Manevitz
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE WITH RESPECT TO BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2007-SD2



By:    /s/ Cirino Emanuele
       ------------------------------
       Name:  Cirino Emanuele
       Title: Vice President

lm/er

Reference Number: FXNCC9308
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 6 of 7



                                   SCHEDULE I
      (all such dates subject to adjustment in accordance with the Business
                                Day Convention)

                                            NOTIONAL AMOUNT
FROM AND INCLUDING      TO BUT EXCLUDING         (USD)           CAP RATE
------------------      ----------------         -----           --------
  Effective Date            03/25/07         7,418,000.00         5.900%
     03/25/07               04/25/07         7,418,000.00         5.960%
     04/25/07               05/25/07         7,418,000.00         5.970%
     05/25/07               06/25/07         7,418,000.00         5.980%
     06/25/07               07/25/07         7,418,000.00         5.990%
     07/25/07               08/25/07         7,418,000.00         6.000%
     08/25/07               09/25/07         7,418,000.00         6.010%
     09/25/07               10/25/07         7,418,000.00         6.000%
     10/25/07               11/25/07         7,418,000.00         6.010%
     11/25/07               12/25/07         7,418,000.00         6.010%
     12/25/07               01/25/08         7,418,000.00         6.000%
     01/25/08               02/25/08         7,418,000.00         6.000%
     02/25/08               03/25/08         7,418,000.00         6.010%
     03/25/08               04/25/08         7,418,000.00         6.000%
     04/25/08               05/25/08         7,418,000.00         5.990%
     05/25/08               06/25/08         7,418,000.00         5.990%
     06/25/08               07/25/08         7,418,000.00         5.990%
     07/25/08               08/25/08         7,418,000.00         5.990%
     08/25/08               09/25/08         7,418,000.00         5.990%
     09/25/08               10/25/08         7,418,000.00         5.990%
     10/25/08               11/25/08         7,418,000.00         6.010%
     11/25/08               12/25/08         7,418,000.00         6.030%
     12/25/08               01/25/09         7,418,000.00         6.040%
     01/25/09               02/25/09         7,418,000.00         6.040%
     02/25/09               03/25/09         7,418,000.00         6.050%
     03/25/09               04/25/09         7,418,000.00         6.070%
     04/25/09               05/25/09         7,418,000.00         6.070%
     05/25/09               06/25/09         7,418,000.00         6.080%
     06/25/09               07/25/09         7,418,000.00         6.080%
     07/25/09               08/25/09         7,418,000.00         6.080%
     08/25/09               09/25/09         7,418,000.00         6.080%
     09/25/09               10/25/09         7,418,000.00         6.090%
     10/25/09               11/25/09         7,418,000.00         6.090%
     11/25/09               12/25/09         7,418,000.00         6.110%
     12/25/09               01/25/10         7,418,000.00         6.100%
     01/25/10               02/25/10         7,418,000.00         6.110%

Reference Number: FXNCC9308
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed
Securities Trust 2007-SD2
March 15, 2007
Page 7 of 7

     02/25/10               03/25/10         7,418,000.00         6.110%
     03/25/10               04/25/10         7,418,000.00         6.110%
     04/25/10               05/25/10         7,418,000.00         6.120%
     05/25/10               06/25/10         7,418,000.00         6.120%
     06/25/10               07/25/10         7,418,000.00         6.140%
     07/25/10               08/25/10         7,418,000.00         6.150%
     08/25/10               09/25/10         7,418,000.00         6.170%
     09/25/10               10/25/10         7,418,000.00         6.180%
     10/25/10               11/25/10         7,418,000.00         6.190%
     11/25/10               12/25/10         7,418,000.00         6.210%
     12/25/10               01/25/11         7,418,000.00         6.220%
     01/25/11               02/25/11         7,418,000.00         6.220%
     02/25/11               03/25/11         7,418,000.00         6.230%
     03/25/11               04/25/11         7,386,860.80         6.230%
     04/25/11               05/25/11         7,245,142.34         6.240%
     05/25/11               06/25/11         7,106,104.58         6.250%
     06/25/11               07/25/11         6,969,652.18         6.270%
     07/25/11               08/25/11         6,835,585.36         6.280%
     08/25/11               09/25/11         6,704,009.30         6.270%
     09/25/11               10/25/11         6,574,790.78         6.280%
     10/25/11               11/25/11         6,447,994.69         6.260%
     11/25/11               12/25/11         6,323,521.21         6.250%
     12/25/11           Termination Date     6,201,406.32         6.210%

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009



DATE:                      March 15, 2007

TO:                        Citibank,  N.A., not in its individual capacity,
                           but solely as Trustee with respect to Bear Stearns
                           Asset-Backed Securities Trust 2007-SD2
ATTENTION:                 Structured Finance Agency & Trust - BSABS 2007-SD2
TELEPHONE:                 212-816-5805
FACSIMILE:                 212-816-5527

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):       FXNCC9309

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities Trust 2007-SD2 ("Counterparty"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of March 15, 2007 between BSFP and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:                 Rate Cap

      Notional                             Amount: With respect to any
                                           Calculation Period, the lesser of
                                           (i) the

Reference Number: FXNCC9309
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities
Trust 2007-SD2
March 15, 2007
Page 2 of 7


                                            Scheduled Amount set forth
                                            for such period in Schedule I
                                            attached hereto and (ii) the
                                            Certificate Principal Balance of the
                                            Class II-M-4 Certificates as of the
                                            first day of such Calculation
                                            Period.

       Trade Date:                          March 13, 2007

       Effective Date:                      March 15, 2007

       Termination Date:                    January 25, 2012, subject to
                                            adjustment in accordance with the
                                            Business Day Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 March 15, 2007

              Fixed Amount:USD 35,000

       FLOATING AMOUNTS:

              Floating Rate Payer:          BSFP

              Cap Rate:                     With  respect to any  Calculation
                                            Period, the rate set forth for such
                                            period in Schedule I attached
                                            hereto.

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of
                                            each month during the Term of this
                                            Transaction, commencing March 25,
                                            2007 and ending on the Termination
                                            Date, subject to adjustment in
                                            accordance with the Business Day
                                            Convention.

              Floating Rate Payer
              Payment Dates:                Early Payment shall be applicable.
                                            The Floating  Rate Payer Payment
                                            Date shall be one  Business  Day
                                            preceding each Floating Rate Payer
                                            Period End Date.

              Floating Rate Option:         USD-LIBOR-BBA

Reference Number: FXNCC9309
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities
Trust 2007-SD2
March 15, 2007
Page 3 of 7


              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation
                                            Period.

              Compounding:                  Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

       Calculation Agent:                   BSFP

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.     Account Details and
       Settlement Information:              PAYMENTS TO BSFP:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for the
                                            account of Bear, Stearns Securities
                                            Corp. Account Number: 0925-3186,
                                            for further credit to
                                            Bear Stearns Financial Products Inc.
                                            Sub-account  Number: 102-04654-1-3
                                            Attention: Derivatives Department

                                            PAYMENTS TO COUNTERPARTY:
                                            Wells Fargo Bank, N.A.
                                            ABA Number:  121000248
                                            Account Name: SAS Clearing
                                            Account Number: 3970771416
                                            FFC to:  50994801, BSABS 2007-SD2
                                            Cap Account

Reference Number: FXNCC9309
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities
Trust 2007-SD2
March 15, 2007
Page 4 of 7




ADDITIONAL PROVISIONS:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction,
(i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that BSFP has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNCC9309
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities
Trust 2007-SD2
March 15, 2007
Page 5 of 7


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    /s/ Annie Manevitz
       -----------------------------
       Name:  Annie Manevitz
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE WITH RESPECT TO BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2007-SD2



By:    /s/ Cirino Emanuele
       -----------------------------
       Name:  Cirino Emanuele
       Title: Vice President

lm/er

Reference Number: FXNCC9309
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities
Trust 2007-SD2
March 15, 2007
Page 6 of 7



                                   SCHEDULE I
          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)

                                             NOTIONAL AMOUNT
FROM AND INCLUDING     TO BUT EXCLUDING           (USD)            CAP RATE
------------------     ----------------           -----            --------
  Effective Date           03/25/07           5,284,000.00          5.700%
     03/25/07              04/25/07           5,284,000.00          5.760%
     04/25/07              05/25/07           5,284,000.00          5.770%
     05/25/07              06/25/07           5,284,000.00          5.780%
     06/25/07              07/25/07           5,284,000.00          5.790%
     07/25/07              08/25/07           5,284,000.00          5.800%
     08/25/07              09/25/07           5,284,000.00          5.810%
     09/25/07              10/25/07           5,284,000.00          5.800%
     10/25/07              11/25/07           5,284,000.00          5.810%
     11/25/07              12/25/07           5,284,000.00          5.810%
     12/25/07              01/25/08           5,284,000.00          5.800%
     01/25/08              02/25/08           5,284,000.00          5.800%
     02/25/08              03/25/08           5,284,000.00          5.810%
     03/25/08              04/25/08           5,284,000.00          5.800%
     04/25/08              05/25/08           5,284,000.00          5.790%
     05/25/08              06/25/08           5,284,000.00          5.790%
     06/25/08              07/25/08           5,284,000.00          5.790%
     07/25/08              08/25/08           5,284,000.00          5.790%
     08/25/08              09/25/08           5,284,000.00          5.790%
     09/25/08              10/25/08           5,284,000.00          5.790%
     10/25/08              11/25/08           5,284,000.00          5.810%
     11/25/08              12/25/08           5,284,000.00          5.830%
     12/25/08              01/25/09           5,284,000.00          5.840%
     01/25/09              02/25/09           5,284,000.00          5.840%
     02/25/09              03/25/09           5,284,000.00          5.850%
     03/25/09              04/25/09           5,284,000.00          5.870%
     04/25/09              05/25/09           5,284,000.00          5.870%
     05/25/09              06/25/09           5,284,000.00          5.880%
     06/25/09              07/25/09           5,284,000.00          5.880%
     07/25/09              08/25/09           5,284,000.00          5.880%
     08/25/09              09/25/09           5,284,000.00          5.880%
     09/25/09              10/25/09           5,284,000.00          5.890%
     10/25/09              11/25/09           5,284,000.00          5.890%
     11/25/09              12/25/09           5,284,000.00          5.910%
     12/25/09              01/25/10           5,284,000.00          5.900%
     01/25/10              02/25/10           5,284,000.00          5.910%

Reference Number: FXNCC9309
Citibank, N.A., not in its individual capacity, but solely as Trustee with respect to Bear Stearns Asset-Backed Securities
Trust 2007-SD2
March 15, 2007
Page 7 of 7


     02/25/10              03/25/10           5,284,000.00          5.910%
     03/25/10              04/25/10           5,284,000.00          5.910%
     04/25/10              05/25/10           5,284,000.00          5.920%
     05/25/10              06/25/10           5,284,000.00          5.920%
     06/25/10              07/25/10           5,284,000.00          5.940%
     07/25/10              08/25/10           5,284,000.00          5.950%
     08/25/10              09/25/10           5,284,000.00          5.970%
     09/25/10              10/25/10           5,284,000.00          5.980%
     10/25/10              11/25/10           5,284,000.00          5.990%
     11/25/10              12/25/10           5,284,000.00          6.010%
     12/25/10              01/25/11           5,284,000.00          6.020%
     01/25/11              02/25/11           5,284,000.00          6.020%
     02/25/11              03/25/11           5,284,000.00          6.030%
     03/25/11              04/25/11           5,261,818.88          6.030%
     04/25/11              05/25/11           5,160,869.79          6.040%
     05/25/11              06/25/11           5,061,830.22          6.050%
     06/25/11              07/25/11           4,964,632.26          6.070%
     07/25/11              08/25/11           4,869,133.60          6.080%
     08/25/11              09/25/11           4,775,409.16          6.070%
     09/25/11              10/25/11           4,683,364.04          6.080%
     10/25/11              11/25/11           4,593,044.48          6.060%
     11/25/11              12/25/11           4,504,379.36          6.050%
     12/25/11          Termination Date       4,417,394.31          6.010%

                                    SCHEDULE
                                     TO THE
                                     ISDA(R)
              INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.
                                MASTER AGREEMENT
                           dated as of March 15, 2007


between BEAR STEARNS FINANCIAL PRODUCTS INC., a corporation organized under the laws of Delaware ("Bear Stearns"), and CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE WITH RESPECT TO BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2007-SD2 a trust organized under the laws of the State of New York. ("Counterparty").

Reference is hereby made to the Pooling and Servicing Agreement, dated as of February 1, 2007, among Bear Stearns Asset Backed Securities I LLC ("Depositor"), EMC Mortgage Corporation ("Sponsor"), Wells Fargo Bank, National Association ("Master Servicer" and "Securities Administrator"), Citibank, N.A. ("Trustee") (the "Pooling and Servicing Agreement").


Part 1.  Termination Provisions.

For purposes of this Agreement:

(a) "SPECIFIED ENTITY" will not apply to Bear Stearns or Counterparty for any purpose.

(b) "SPECIFIED TRANSACTIONS" will not apply to Bear Stearns or Counterparty for any purpose.

(c) The "FAILURE TO PAY OR DELIVER" provisions of Section 5(a)(i) will apply to Bear Stearns and will apply to Counterparty; provided that notwithstanding anything to the contrary in Section 5(a)(i) or Paragraph 7 of the Credit Support Annex, any failure by Bear Stearns to comply with or perform any obligation to be complied with or performed by Bear Stearns under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Bear Stearns.

(d) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii) will apply to Bear Stearns and will not apply to Counterparty.

(e) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will apply to (x) Bear Stearns; provided that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Bear Stearns to comply with or perform any obligation to be complied with or performed by Bear Stearns under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Bear Stearns and (y) Counterparty solely in respect of Counterparty's obligations under Paragraph 3(b) of the Credit Support Annex.

(f) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Bear Stearns and will not apply to Counterparty.

(g) The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section 5(a)(v) will not apply to Bear Stearns or Counterparty.

(h) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to Bear Stearns and will not apply to Counterparty.

                  "SPECIFIED INDEBTEDNESS" will have the meaning specified in
Section 14.

                  "THRESHOLD AMOUNT" means USD 100,000,000.

(i) The "BANKRUPTCY" provisions of Section 5(a)(vii) will apply to Bear Stearns and will apply to Counterparty except that the provisions of
         Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Counterparty has not become subject to), (7) and (9) will not apply to Counterparty; provided that, with respect to Counterparty only, Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Bear Stearns)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof ", (3), (4) as amended, (5) or (6) as amended".

(j) The "TAX EVENT UPON MERGER" provisions of Section 5(b)(iii) will apply to Bear Stearns and will apply to Counterparty; provided that Bear Stearns shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(k) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Bear Stearns or Counterparty.

(l) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

(m)      Payments on Early Termination. For the purpose of Section 6(e) of this
         Agreement:

                  (1)      Market Quotation will apply; and

                  (2) the Second Method will apply;

                  provided that if Bear Stearns is the Defaulting Party or the sole Affected Party, the following provisions will apply:

                           (A) Section 6(e) of this Agreement will be amended by inserting on the first line "or is effectively designated" after "If an Early Termination Date occurs";

                           (B) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                                    "MARKET QUOTATION" means, with respect to one or more Terminated Transactions, and a party making the determination, an amount determined on the basis of Firm Offers from Reference Market-makers that are Eligible Replacements. Each Firm Offer will be (1) for an amount that would be paid to Counterparty (expressed as a negative number) or by Counterparty (expressed as a positive number) in consideration of an agreement between

                                    Counterparty and such Reference
                                    Market-maker to enter into a
                                    Replacement Transaction and (2) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The party making the determination (or its agent) will request each Reference Market-maker to provide its Firm Offer to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the designation or occurrence of the relevant Early Termination Date. The day and time as of which those Firm Offers are to be obtained will be selected in good faith by the party obliged to make a determination under
                                    Section 6(e), and, if each party is so
                                    obliged, after consultation with the other.
                                    The Market Quotation shall be the Firm Offer actually accepted by Counterparty no later than the Business Day preceding the Early Termination Date. If no Firm Offers are provided by the Business Day preceding the Early Termination Date, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Transactions cannot be determined.

                           (C) Counterparty shall use best efforts to accept a Firm Offer that would determine the Market Quotation. If more than one Firm Offer (which, if accepted, would determine the Market Quotation) is provided, Counterparty shall accept the Firm Offer (among such Firm Offers) which would require either (x) the lowest payment by the Counterparty to the Reference Market-maker, to the extent Counterparty would be required to make a payment to the Reference Market-maker or (y) the highest payment from the Reference Market-maker to Counterparty, to the extent the Reference Market-maker would be required to make a payment to the Counterparty. If only one Firm Offer (which, if accepted, would determine the Market Quotation) is provided, Counterparty shall accept such Firm Offer.

                           (D) Upon the written request by Counterparty to Bear Stearns, Bear Stearns shall obtain the Market Quotations on behalf of Counterparty.

                           (E) If the Settlement Amount is a negative number,
                           Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

                                    "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Counterparty shall pay to Bear Stearns an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Counterparty shall pay to Bear Stearns the Termination Currency Equivalent of the Unpaid Amounts owing to Bear Stearns and
                                    (III) Bear Stearns shall pay to Counterparty the Termination Currency Equivalent of the Unpaid Amounts owing to Counterparty; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Bear Stearns under the immediately preceding clause (III) shall not be netted-off against any amount payable by Counterparty under the immediately preceding clause (I)."

(n) "TERMINATION CURRENCY" means United States Dollars.

(O) ADDITIONAL TERMINATION EVENTS. Additional Termination Events will apply:

             (i) If, upon the occurrence of a Swap Disclosure Event (as defined in Part 5(l)(ii) below) Bear Stearns has not, within ten (10) calendar days after such Swap Disclosure Event complied with any of the provisions set forth in Part 5 (l) below, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party and all Transactions hereunder shall be Affected Transaction.

(ii) If, without the prior written consent of Bear Stearns where such consent is required under the Pooling and Servicing Agreement, an amendment or supplemental agreement is made to the Pooling and Servicing Agreement which amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns under this Agreement, an Additional Termination Event shall have occurred with respect to Counterparty, Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transaction.


             (iii)         (A)      If a S&P First Level Downgrade has
                                    occurred and is continuing and Bear Stearns fails to take any action described under Part (5)(f)(i)(1), within the time period specified therein, then an Additional
                                    Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected
                                    Transaction.

(B) If a S&P Second Level Downgrade has occurred and is continuing and Bear Stearns fails to take any action described under Part
                                    (5)(f)(i)(2) within the time period
                                    specified therein, then an Additional
                                    Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

                           (C) If (A) a Moody's Second Level Downgrade has not occurred and been continuing for 30 or more Local Business Days and (B) Bear Stearns has failed to comply with or perform any obligation to be complied with or performed by Bear Stearns in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Bear Stearns and Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event.

                           (D) If (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) either
                                    (i) at least one Eligible  Replacement
                                    has made a Firm Offer to be the transferee or (ii) at least one entity that satisfies the Moody's Approved Ratings
                                    Threshold  has  made a Firm  Offer to
                                    provide an Eligible Guaranty in respect of all of Bear Stearns' present and future obligations under this Agreement, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

(p) LIMITATION ON EVENTS OF DEFAULT. Notwithstanding the terms of Sections 5 and 6 of this Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of this Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Bear Stearns is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of this Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) Bear Stearns shall be entitled to designate an Early Termination Date pursuant to Section 6 of this Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to Bear Stearns as the Affected Party, or Section 5(b)(iii) with respect to Bear Stearns as the Burdened Party.


Part 2.  Tax Matters.

(a)      Tax Representations.

         (i) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of Bear Stearns and the Counterparty will make the following representations:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                  (1) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

                  (2) the satisfaction of the agreement contained in Sections 4(a)(i) and 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Sections 4(a)(i) and 4(a)(iii) of this Agreement; and

                  (3) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

         (ii) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of Bear Stearns and the Counterparty make the following representations.

         The following representation will apply to Bear Stearns:

                  Bear Stearns is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

         The following representation will apply to the Counterparty:

                  None

(b)      Tax Provisions.

         Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in relation to payments by Bear Stearns shall be Indemnifiable Taxes (including any Tax imposed in respect of a Credit Support Document) unless (i) such Taxes are assessed directly against Counterparty and not by deduction or withholding by Bear Stearns or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14). In relation to payments by Counterparty, no Tax shall be an Indemnifiable Tax.


Part 3. AGREEMENT TO DELIVER DOCUMENTS. For the purpose of Section 4(a) of this Agreement:

         (i) Tax forms, documents, or certificates to be delivered are:


         PARTY REQUIRED TO       FORM/DOCUMENT/                     DATE BY WHICH TO
         DELIVER DOCUMENT        CERTIFICATE                        BE DELIVERED

         Bear Stearns            An original properly completed     (i) upon  execution of this  Agreement, (ii)
                                 and  executed  United  States      on or before the first  payment date  under
                                 Internal  Revenue  Service Form    this Agreement, including any Credit Support
                                 W-9 (or any successor  thereto)    Document,  (iii) promptly upon the reasonable
                                 with  respect  to any  payments    demand by Counterparty, (iv)  prior to the
                                 received  or to be received by     expiration or obsolescence of any previously
                                 Bear Stearns, that eliminates      delivered form, and (v) promptly  upon the
                                 U.S.  federal  withholding  and    information on any such previously delivered
                                 backup withholding Tax on          form becoming inaccurate or incorrect.
                                 payments to Bear Stearns  under
                                 this Agreement.

         Counterparty            An original properly completed     (i) upon  execution of this  Agreement, (ii)
                                 and  executed  United States       on or before the first payment date under
                                 Internal Revenue Service Form      this Agreement, including any Credit Support
                                 W-9 (or any successor  thereto)    Document, (iii) promptly upon the reasonable
                                 with  respect to any  payments     demand  by Bear Stearns, (iv) prior to the
                                 received  or to be received by     expiration or  obsolescence of any previously
                                 Counterparty.                      delivered  form,  and (v)  promptly   upon
                                                                    knowledge  that the  information  on any such
                                                                    previously  delivered   form  becoming
                                                                    inaccurate or incorrect.

(ii) Other documents to be delivered are:


         PARTY REQUIRED          FORM/DOCUMENT/                     DATE BY WHICH TO             COVERED BY SECTION 3(D)
         TO DELIVER              CERTIFICATE                        BE DELIVERED                 REPRESENTATION
         DOCUMENT

         Bear Stearns            Any documents required by          Upon the execution           Yes
                                 the receiving party to             and delivery of this
                                 evidence the authority of          Agreement and such
                                 the delivering party or its



         PARTY REQUIRED          FORM/DOCUMENT/                     DATE BY WHICH TO             COVERED BY SECTION 3(D)
         TO DELIVER              CERTIFICATE                        BE DELIVERED                 REPRESENTATION
         DOCUMENT

                                 Credit Support Provider, if any,   Confirmation
                                 for it to execute and deliver
                                 this Agreement, any Confirmation,
                                 and any Credit Support
                                 Documents  to  which  it  is  a
                                 party,  and to  evidence  the
                                 authority of the delivering
                                 party  or  its  Credit  Support
                                 Provider  to perform its
                                 obligations  under this
                                 Agreement, such Confirmation
                                 and/or Credit Support
                                 Document, as the case may be

         Bear Stearns            Annual  Report of Bear  Stearns    Upon Request by              Yes
                                 containing consolidated financial  Counterparty
                                 statements certified by
                                 independent certified public
                                 accountants and prepared
                                 in accordance with
                                 generally accepted  accounting
                                 principles in the country in
                                 which Bear Stearns is organized

         Bear Stearns            Quarterly Financial  Statements    Upon Request by              Yes
                                 of  Bear Stearns  containing       Counterparty
                                 unaudited,  consolidated
                                 financial  statements  of  Bear
                                 Stearns's  fiscal  quarter
                                 prepared  in  accordance with
                                 generally accepted  accounting
                                 principles in the country in
                                 which Bear Stearns is organized

         Bear Stearns and        A certificate of an authorized     Upon the execution and       Yes
         the Counterparty        officer  of the party,  as to      delivery of this
                                 the  incumbency  and  authority    Agreement and such
                                 of the  respective  officers of    Confirmation
                                 the party signing  this
                                 Agreement,  any relevant Credit
                                 Support Document,  or any
                                 Confirmation,  as the case may
                                 be

         Bear Stearns            An  opinion  of counsel of such    Upon the execution and       No
                                 party  regarding the               delivery of this





         PARTY REQUIRED          FORM/DOCUMENT/                     DATE BY WHICH TO             COVERED BY SECTION 3(D)
         TO DELIVER              CERTIFICATE                        BE DELIVERED                 REPRESENTATION
         DOCUMENT

                                 enforceability  of this            Agreement
                                 Agreement in a form  reasonably
                                 satisfactory to  the other
                                 party.

         Counterparty            An executed copy of the            Concurrently with filing     No
                                 Pooling and  Servicing             of each draft of the
                                 Agreement                          Pooling and Servicing
                                                                    Agreement with the U.S.
                                                                    Securities and Exchange
                                                                    Commission


Part 4 Miscellaneous.

(a) ADDRESS FOR NOTICES: For the purposes of Section 12(a) of this Agreement:

        Address for notices or communications to Bear Stearns:

            Address:       383 Madison Avenue, New York, New York 10179
            Attention:     DPC Manager
            Facsimile:     (212) 272-5823

        with a copy to:

            Address:       One Metrotech Center North, Brooklyn, New York 11201
            Attention:     Derivative Operations - 7th Floor
            Facsimile:     (212) 272-1634

        (For all purposes)

        Address for notices or communications to the Counterparty:

            Address:       Citibank, N.A.
                           388 Greenwich Street, 14th Floor
                           New York, New York 10013
            Attention:     Structured Finance Agency & Trust - BSABS 2007-SD2
            Facsimile:     212-816-5527
            Phone:         212-816-5805

        with a copy to:

            Address:       Wells Fargo Bank, N.A.
                           9062 Old Annapolis Road
                           Columbia, MD 21045
            Attention:     Client Manager, BSABS 07-SD2
            Facsimile:     410-715-2380
            Phone:         410-884-2000

        (For all purposes)

(b) Account Details and Settlement Information:

         PAYMENTS TO BEAR STEARNS:
                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                  Sub-account Number: 102-04654-1-3
                  Attention: Derivatives Department

         PAYMENTS TO COUNTERPARTY:
                  Wells Fargo Bank, N.A.
                  ABA Number: 121000248
                  Account Number: 3970771416
                  Account Name: SAS Clearing
                  FFC: 50994801, BSABS 2007-SD2 Cap Account

(c) PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

                           Bear Stearns appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(d) OFFICES. The provisions of Section 10(a) of this Agreement will not apply to this Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section.

(e)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

                  Bear Stearns is not a Multibranch Party.

                  The Counterparty is not a Multibranch Party.

(f) CREDIT SUPPORT DOCUMENT.

                  Bear Stearns: The Credit Support Annex and any guaranty in support of Bear Stearns' obligations under this Agreement.

                  Counterparty: The Credit Support Annex.

(g) CREDIT SUPPORT PROVIDER.

                  Bear Stearns: The guarantor under any guaranty in support of Bear Stearns' obligations under this Agreement.

                  Counterparty: Not Applicable

(h) GOVERNING LAW. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) JURISDICTION. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

(j) "AFFILIATE": Bear Stearns and Counterparty shall be deemed not to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of this Agreement.

(k)      NETTING OF PAYMENTS. The parties agree that subparagraph (ii) of
         Section 2(c) of this Agreement will apply to each Transaction.

Part 5.  OTHER PROVISIONS.

(a) Section 3 of this Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g) Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:

              (1) Nonreliance. (i) It is acting for its own account, (ii) it is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, (iv) it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party, (v) it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary,
                  (vi) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction and (vii) it has not received from the other party any assurance or guaranty as to the expected results of this Transaction.

              (2) Evaluation and Understanding.

                         (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                         (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

              (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

              (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

              (5) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

              (6) Line of Business. It has entered into this Agreement
                  (including each Transaction governed hereby) in conjunction with its line of business or the financing of its business."

(b) NON-RECOURSE. Notwithstanding any provision herein or in this Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Yield Maintenance Account and the proceeds thereof, in accordance with the terms of the Pooling and Servicing Agreement. In the event that the Yield Maintenance Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Yield Maintenance Account and the proceeds thereof, any claims against or obligations of Counterparty under this Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Securities Administrator shall not have liability for any failure or delay in making a payment hereunder to Bear Stearns due to any failure or delay in receiving amounts in the Yield Maintenance Account from the Trust created pursuant to the Pooling and Servicing Agreement.

(c) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(d) CONSENT TO RECORDING. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(e) WAIVER OF JURY TRIAL. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(f) RATING AGENCY DOWNGRADE.

    (i) S&P Downgrade:

           (1) In the event that a S&P First Level Downgrade occurs and is continuing, then within 30 days after such rating downgrade, Bear Stearns shall, subject to the Rating Agency Condition with respect to S&P, at its own expense, either (i) procure a Permitted Transfer, (ii) obtain an Eligible Guaranty or (iii) post collateral in accordance with the Credit Support Annex.

           (2) In the event that a S&P Second Level Downgrade occurs and is continuing, then within 10 Local Business Days after such rating withdrawal or downgrade, Bear Stearns shall, subject to the Rating Agency Condition with respect to S&P, at its own expense, either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guaranty.

    (ii) Moody's Downgrade.

           (1) In the event that a Moody's Second Level Downgrade occurs and is continuing, Bear Stearns shall as soon as reasonably practicable thereafter, at its own expense and using commercially reasonable efforts, either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guaranty.

(g) PAYMENT INSTRUCTIONS. Bear Stearns hereby agrees that, unless notified in writing by the Counterparty of other payment instructions, any and all amounts payable by Bear Stearns to the Counterparty under this Agreement shall be paid to the account specified in Part 4(b) of this Agreement herein.

(h) AMENDMENT.. No amendment, waiver, supplement or other modification of this Transaction shall be permitted by either party unless (i) each of S&P and Moody's have been provided notice of the same and (ii) such amendment, waiver, supplement, assignment or other modification satisfies the Rating Agency Condition.

(i) TRANSFER.

    (i) The first paragraph of Section 7 is hereby amended in its entirety as follows:

            "Subject to Section 6(b)(ii), Part 5(f) and Part 5(j), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) without (a) the prior written consent of the other party (which consent shall be deemed given by Counterparty if the transfer, novation or assignment is to an Eligible Replacement) and (b) satisfaction of the Rating Agency Condition with respect to S&P, except that:"

    (ii) If an entity has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Counterparty) to be the transferee of a transfer, Counterparty shall, at Bear Stearns' written request and at Bear Stearns' expense, take any reasonable steps required to be taken by Counterparty to effect such transfer.

(j) TRANSFER TO AVOID TERMINATION EVENT. Section 6(b)(ii) is hereby amended by
(i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) deleting the last paragraph thereof and inserting the following:

         "Notwithstanding anything to the contrary in Section 7 (as amended herein) and Part 5(i), any transfer by Bear Stearns under this Section 6(b)(ii) shall not require the consent of Counterparty; provided that:

         (i)      the transferee (the "Transferee") is an Eligible Replacement;

         (ii) if the Transferee is domiciled in a different country or political subdivision thereof from both Bear Stearns and Counterparty, such transfer satisfies the Rating Agency Condition;

         (iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Bear Stearns would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d) (i)(4) corresponding to such excess;

         (iv) a Termination Event or Event of Default does not occur as a result of such transfer; and

         (v) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

         On and from the effective date of any such transfer to the Transferee, Bear Stearns will be fully released from any and all obligations hereunder."

(k) PROCEEDINGS. Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Bear Stearns Asset Backed Securities Trust 2007-SD2, Asset-Backed Certificates, Series 2007-SD2 (the "Certificates").



(l) COMPLIANCE WITH REGULATION AB.

    (i) Bear Stearns agrees and acknowledges that the DEPOSITOR is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding Bear Stearns or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Bear Stearns or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

    (ii) It shall be a swap disclosure event ("SWAP DISCLOSURE EVENT") if, on any Business Day after the date hereof, the Depositor requests from Bear Stearns the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the "SWAP FINANCIAL DISCLOSURE").

    (iii)Upon the occurrence of a Swap Disclosure Event, Bear Stearns, within 10 calendar days, at its own expense, shall (1)(a) either (i) provide to Depositor the current Swap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but NOt in .pdf format) or (ii) provide written consent to Depositor to incorporation by reference of such current Swap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Swap Financial Disclosure in the Exchange Act Reports of the Depositor, and (c) provide to the Depositor any updated Swap Financial Disclosure with respect to Bear Stearns or any entity that consolidates Bear Stearns within five days of the release of any such updated Swap Financial Disclosure; (2) secure another entity to replace Bear Stearns as party, by way of Permitted Transfer, to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Moody's Approved Ratings Thresholds and S&P Approved Ratings Threshold and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB, or (3) obtain a guaranty of Bear Stearns' obligations under this Agreement from an affiliate of Bear Stearns that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Swap Financial Disclosure and any future Swap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Swap Provider.

    (iv) Bear Stearns agrees that, in the event that Bear Stearns provides Swap Financial Disclosure to Depositor in accordance with Part 5(l)(iii)(1) or causes its affiliate to provide Swap Financial Disclosure to Depositor in accordance with clause Part 5(l)(iii)(3), it will indemnify and hold harmless Depositor, its respective directors or officers and any person controlling Depositor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (v) If the Securities Administrator and the Depositor reasonably requests, Bear Stearns shall provide such other information as may be necessary for Depositor to comply with Item 1115 of Regulation AB.

    (vi) Each of the Securities Administrator and the Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Securities Administrator's and the Depositor's rights explicitly specified in this Part 5(l).

(m) [TRUSTEE LIABILITY LIMITATIONS]. It is expressly understood and agreed by the parties hereto that:

    (i) this Agreement is executed and delivered by Citibank, N.A., not individually or personally but solely as Trustee on behalf of Counterparty.

    (ii) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Counterparty;

    (iii) nothing herein contained shall be construed as imposing any liability upon the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve the Trustee from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein;

    (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents, other than due to its negligence or willful misconduct in performing the obligations of the Trustee under the Pooling and Servicing Agreement;
     (v) The Trustee has been directed, pursuant to the Pooling and Servicing Agreement, to enter into this Agreement and to perform its obligations hereunder.

(n) SUBSTANTIAL FINANCIAL TRANSACTION. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(o) SET-OFF. Except as expressly provided for in Section 2(c), Section 6 or Part 1(m)(E) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(p) COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(q) ADDITIONAL DEFINED TERMS.

    (i) Capitalized terms used but nor defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

    (ii) Additional Definitions:

         "ELIGIBLE GUARANTY" means an unconditional and irrevocable guaranty of all present and future payment obligations and obligations to post collateral of Bear Stearns or an Eligible Replacement to Counterparty under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Counterparty, the form and substance of which guaranty are subject to the Rating Agency Condition with respect to S&P.

         "ELIGIBLE GUARANTOR" means an entity that has credit ratings at least equal to the Moody's Required Ratings Threshold and S&P Approved Ratings Threshold.

         "ELIGIBLE REPLACEMENT" means an entity that either (i) satisfies the S&P Approved Ratings Threshold and the Moody's Required Ratings Threshold or (ii) provides an Eligible Guaranty from an Eligible Guarantor.

         "FIRM OFFER" means an offer which, when made, is capable of becoming legally binding upon acceptance.

         "MOODY'S" means Moody's Investors Service, Inc., or any successor.

         "MOODY'S APPROVED RATINGS THRESHOLD" means, with respect to (i) Bear Stearns, a Moody's counterparty rating of "A1" or above and (ii) with respect to any other entity (or its guarantor), (x) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" or above and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1" or above, or (y) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1" or above.

         "MOODY'S FIRST LEVEL DOWNGRADE" means that no Relevant Entity satisfies the Moody's Approved Rating Threshold.

         "MOODY'S REQUIRED RATINGS THRESHOLD" means, with respect to (i) Bear Stearns, a counterparty rating of "A3" or above and (ii) with respect to any other entity (or its guarantor), (x) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or above or a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2" or above, or (y) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or above.

         "MOODY'S SECOND LEVEL DOWNGRADE" means that no Relevant Entity satisfies the Moody's Required Ratings Threshold.

         "PERMITTED TRANSFER" means a transfer by novation by Bear Stearns to an entity (the "TRANSFEREE") of all, but not less than all, of Bear Stearns' rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Counterparty), (b) an Event of Default or Termination Event would not occur as a result of such transfer, (c) pursuant to a written instrument (the "TRANSFER AGREEMENT"), the Transferee acquires and assumes all rights and obligations of Bear Stearns under the Agreement and the relevant Transaction, (d) Bear Stearns will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (e) either (A) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P or (B) each Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations and any other representations regarding the status of the substitute counterparty, notice information and account details and other similar provisions; and (f) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

         "RATING AGENCY" means each of Moody's and S&P.

         "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each Rating Agency then providing a rating of the Certificates and receive from each such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of its then-current rating of the Certificates.

         "RELEVANT ENTITY" means Bear Stearns and any Eligible Guarantor under an Eligible Guaranty with respect to Bear Stearns.

         "REPLACEMENT TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Counterparty the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, as determined by Counterparty in its sole discretion, acting in a commercially reasonable manner.

         "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

         "S&P APPROVED RATINGS THRESHOLD" means with respect to (i) Bear Stearns, a counterparty rating of "A+" or above and (ii) with respect to any other entity (or its guarantor), a short-term unsecured and unsubordinated debt rating from S&P of "A-1" or above, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+ or above.

         "S&P FIRST LEVEL DOWNGRADE" means that no Relevant Entity satisfies the S&P Approved Rating Threshold.

         "S&P REQUIRED RATINGS THRESHOLD" means with respect to (i) Bear Stearns, a counterparty rating of "BBB" or above and (ii) with respect to any other entity (or its guarantor), a long-term unsecured and unsubordinated debt rating from S&P of "BBB-" or above.

         "S&P SECOND LEVEL DOWNGRADE" means that no Relevant Entity satisfies the S&P Required Rating Thresholds.

(r) AGENT FOR COUNTERPARTY. Bear Stearns acknowledges that Counterparty has appointed the Securities Administrator under Pooling and Servicing Agreement to carry out certain functions on behalf of Counterparty, and that the Securities Administrator shall be entitled to give notices and to perform and satisfy the obligations of Counterparty hereunder on behalf of Counterparty.

(s) RATING AGENCY NOTIFICATIONS. Except as otherwise provided herein, no Early Termination Date shall be effectively designated hereunder shall be made by either party unless each Rating Agency has been given prior written notice of such designation.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.


                              BEAR STEARNS FINANCIAL PRODUCTS INC.



                              By:
                                  ---------------------------------
                                  Name:
                                  Title:




                               CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE WITH RESPECT TO BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2007-
                               SD2



                              By:
                                  ---------------------------------
                                  Name:
                                  Title:

UNILATERAL CSA SCHEDULE(i)

Pledgor: BEAR STEARNS FINANCIAL PRODUCTS INC. (the "Pledgor")
Secured Party:  CITIBANK,  N.A., NOT IN ITS INDIVIDUAL CAPACITY,
BUT SOLELY AS TRUSTEE WITH RESPECT TO BEAR STEARNS
ASSET-BACKED SECURITIES TRUST 2007-SD2 (the "Secured Party")

PARAGRAPH 13.  ELECTIONS AND VARIABLES

(a) SECURITY INTEREST FOR "OBLIGATIONS". The term "Obligations" as used in this Annex includes no "additional obligations" within the meaning of Paragraph 12.

(b)     CREDIT SUPPORT OBLIGATIONS.

              (i)   DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                    (1) DELIVERY AMOUNT. Paragraph 3(a) shall be amended by
              replacing the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" with the words "on each Valuation Date". The "DELIVERY AMOUNT" with respect to Pledgor for any Valuation Date shall equal the greatest of:

                      (A) the amount by which the S&P Collateral Amount exceeds the S&P Value on such Valuation Date of all Posted Credit Support held by the Secured Party;

                      (B) the amount by which the Moody's First Level Collateral Amount exceeds the Moody's First Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party.

                      (C) the amount by which the Moody's Second Level Collateral Amount exceeds the Moody's Second Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party.

                    (2) "RETURN  AMOUNT"  applicable to Secured Party for any
              Valuation  Date shall equal the least of:

                      (A) the amount by which the S&P Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the S&P Collateral Amount;

                      (B) the amount by which the Moody's First Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the Moody's First Level Collateral Amount.

                      (C) the amount by which the Moody's Second Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the Moody's Second Level Collateral Amount.

                    (3) "CREDIT SUPPORT AMOUNT" shall be deleted in its
               entirety.



-------------------------
(i) If currency hedge, update Moody's Collateral Amounts and Valuation
Percentages

              (ii) ELIGIBLE COLLATERAL. The items set forth on the Collateral Schedule attached as Schedule A hereto will qualify as "ELIGIBLE COLLATERAL" for the party specified.

              (iii) OTHER ELIGIBLE SUPPORT. None

              (iv)  THRESHOLDS.

              (A)   "INDEPENDENT AMOUNT" means: Pledgor: Not applicable. Secured
                    Party: Not applicable.

              (B)   "THRESHOLD" means: Pledgor: Not applicable. Secured Party:
                    Not applicable.

              (C) "MINIMUM TRANSFER AMOUNT" means USD100,000; provided, that if the aggregate Certificate Principal Balance of Certificates rated by S&P is less than USD 50,000,000, the "Minimum Transfer Amount" shall mean USD 50,000.

              (D) ROUNDING. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)     VALUATION AND TIMING.

        (i)  "VALUATION AGENT" means Pledgor.

        (ii)  "VALUATION DATE" means each Local Business Day(2).

        (iii) "VALUATION TIME" means the close of business on the Local Business Day in the city where the Valuation Agent is located immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

        (iv)  "NOTIFICATION TIME" means 11:00 A.M. (New York time).

        (v) TRANSFER TIMING AND CALCULATIONS. Paragraphs 4(b) and 4(c) are hereby amended and restated in entirety as set forth below.

                  "(b) TRANSFER TIMING. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the Valuation Date; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day thereafter.

                  (c) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are


----------------------------
(ii) If not daily valuations, changes are required in the collateral amounts and valuation percentages performed)."

(d) CONDITIONS PRECEDENT. There shall be no "Specified Condition" with respect to either party for purposes of this Annex.

(e)     SUBSTITUTION

              (i) "SUBSTITUTION DATE" means (A) the Local Business Day on which the Secured Party receives the Substitute Credit Support, if notice of substitution is received by the Notification Time on such date, and (B) the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, if notice of substitution is received after the Notification Time.

              (ii) CONSENT OF SECURED PARTY FOR SUBSTITUTION. Inapplicable.

        (iii) AMENDMENT OF PARAGRAPH 4(D)(II). Paragraph 4(d)(ii) is amended and restated in its entirety as set forth below:

                  "(ii) subject to Paragraph 4(a) of this Annex, the Secured Party will Transfer the items of Posted Credit Support specified by the Pledgor in its notice not later than the close of business on the Substitution Date, provided, however, that if the Secured Party shall not have received the Substitute Credit Support prior to 1:00 P.M. (New York time) on the Substitution Date, then the Secured Party shall Transfer the applicable items of Posted Credit Support not later than the close of business on the Local Business Day immediately following the day on which the Secured Party receives the Substitute Credit Support. Notwithstanding the foregoing, the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the Substitution Date equal to the Value of the Substitute Credit Support delivered by the Pledgor in exchange therefor."

(f)     DISPUTE RESOLUTION.

        (i) "RESOLUTION TIME" means 12:00 noon, New York time, on the Local Business Day for both parties following the date the Disputing Party gives notice of a dispute pursuant to Paragraph 5.

        (ii) VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), disputes over the Value of Posted Credit Support will be resolved by the Valuation Agent seeking bid-side quotations as of the relevant Recalculation Date or date of Transfer, as applicable, from three parties that regularly act as dealers in the securities in question. The Value will be the arithmetic mean of the quotations obtained by the Valuation Agent, multiplied by the applicable Valuation Percentage, if any. If no quotations are available for a particular security, then the Valuation Agent's original calculation of Value thereof will be used for that security.

        (iii) ALTERNATIVE. Subject to item (iv) below, the provisions of Paragraph 5 will apply.

        (iv) MODIFICATION OF PARAGRAPH 5. The introductory paragraph of Paragraph 5 shall be amended and restated to read in its entirety as follows:

                  "If a party (a `Disputing Party') disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or
                  (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then:

                  (A) the Disputing Party will (x) notify the other party and, if applicable, the Valuation Agent of the amount it is disputing, (y) indicate what it believes the correct amount to be and (z) provide a statement showing, in reasonable detail, how it arrived at such amount and the appropriate party will deliver the undisputed amount to the other party not later than (i) (a) the close of business on the Valuation Date, if the demand made under Paragraph 3 in the case of (I) above is made by the Notification Time, or (b) the close of business of the Local Business Day following the date on which the demand is made under Paragraph 3 in the case of (I) above, if such demand is made after the Notification Time, or (ii) the close of business of the date of Transfer, in the case of (II) above;

                  (B) the parties will consult with each other and provide such information as the other party shall reasonably request in an attempt to resolve the dispute; and

                  (C) if they fail to resolve the dispute by the Resolution Time, then:"

(g)     HOLDING AND USING POSTED COLLATERAL.

(i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

              (1) The Secured Party and its Custodian (if any) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

                  (A) it is not a Defaulting Party;

                  (B) Posted Collateral consisting of Cash or certificated securities that cannot be paid or delivered by book-entry may be held only in any state of the United States which has adopted the Uniform Commercial Code;

                  (C) the short-term rating of any Custodian shall be at least "A-1" by S&P

              (2) There shall be no Custodian for Pledgor.

        (ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c) will not apply to Secured Party and Secured Party will not have any right to use the Posted Collateral or take any action specified in Paragraph 6(c) ; provided, however, that if Posted Collateral in book entry form is delivered, the Secured Party or its custodian shall have the right specified in Paragraph 6(c)(ii).

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

              (i) INTEREST RATE. The "INTEREST RATE" will be the "Federal Funds
                  (Effective)" rate as such rate is displayed on Telerate page 118 for such day under the caption "Effective".

             (ii) AMENDMENT OF PARAGRAPH 6(D)(I) - DISTRIBUTIONS. Clause
                  (d)(i) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(i) Distributions. Subject to Paragraph 4(a), if the Secured Party receives Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local business Day any Distributions it receives to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). "

              (iii) AMENDMENT OF PARAGRAPH 6(D)(II) - INTEREST AMOUNT. Clause
                    (d)(ii) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(ii) INTEREST AMOUNT. In lieu of any interest, dividends or other amounts paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor on the 20th day of each calendar month (or if such day is not a Local Business Day, the next Local Business Day) the Interest Amount. Any Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2. For purposes of calculating the Interest Amount the amount of interest calculated for each day of the interest period shall be compounded monthly." Secured Party shall not be obligated to transfer any Interest Amount unless and until it has received such amount.


(i)     DEMANDS AND NOTICES.

        All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement.

(j)     ADDRESSES FOR TRANSFERS.

              Pledgor:         To be provided in writing by Pledgor to Secured
                               Party.

              Secured Party:   To be provided in writing by Secured Party to
                               Pledgor

(k)     OTHER PROVISION(S).

              (i) AMENDMENT OF PARAGRAPH 7 - EVENTS OF DEFAULT. Clause (iii) of Paragraph 7 shall not apply to Secured Party.

              (ii) NON-RELIANCE. Notwithstanding the obligations of the Secured Party under Paragraph 6(a), and without limiting the generality of the final sentence of Paragraph 6(a), each party, as Pledgor, acknowledges that it has the means to monitor all matters relating to all valuations, payments, defaults and rights with respect to Posted Collateral without the need to rely on the other party, in its capacity as Secured Party, and that, given the provisions of this Annex on substitution, responsibility for the preservation of the rights of the Pledgor with respect to all such matters is reasonably allocated hereby to the Pledgor.

         (iii) AGREEMENT AS TO SINGLE SECURED PARTY AND PLEDGOR. Each of
               Pledgor and Secured Party agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Secured Party,
               (b) the term "Pledgor" as used in this Annex means only Pledgor,
               (c) only Pledgor makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Pledgor will be required to make Transfers of Eligible Credit

               Support hereunder.

          (iv) TRUSTEE AND SECURITIES ADMINISTRATOR. The Trustee and Securities Administrator are hereby authorized to (i) make demands on behalf of the Secured Party pursuant to Paragraph 3 hereunder and (ii) provide notice on behalf of the Secured Party pursuant to Paragraph 7 hereunder.

          (v) COLLATERAL ACCOUNT. Secured Party or Custodian shall at all times maintain all Posted Collateral in a segregated trust account.

          (vi) EXTERNAL CALCULATIONS. At any time at which Pledgor (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (at its own expense) obtain external calculations of the Secured Party's Exposure from at least two Reference Market-makers on the last Local Business Day of each calendar month. Any determination of the S&P Collateral Amount shall be based on the greatest of the Secured Party's Exposure determined by the Valuation Agent and such Reference Market-makers. Such external calculation may not be obtained from the same Reference Market-maker more than four times in any 12-month period.

          (vii) NOTICE TO S&P. At any time at which Pledgor (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks of the Secured Party's Exposure.

          (viii) EXPENSES. Pledgor shall be responsible for all reasonable costs and expenses incurred by Secured Party in connection with the Transfer of any Eligible Collateral under this Annex.

          (ix) ADDITIONAL DEFINED TERMS.

               "DV01" means, with respect to a Transaction and any date of determination, the sum of the estimated change in the Secured Party's Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Secured Party, provide to Secured Party a statement showing in reasonable detail such calculation.

               "MOODY'S FIRST LEVEL ADDITIONAL COLLATERALIZED AMOUNT" means, with respect to any Transaction, the lesser of (x) the product of 15 and DV01 for such Transaction and such Valuation Date and (y) the product of 2% and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

               "MOODY'S FIRST LEVEL COLLATERAL AMOUNT" means, (A) for any Valuation Date on which (I) a Moody's First Level Downgrade has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second Level Downgrade has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party's aggregate Exposure for all Transactions and the aggregate of Moody's First Level Additional Collateralized Amounts for each Transaction and (B)for any other Valuation Date, zero.

               "MOODY'S FIRST LEVEL VALUE" means, for any date that the Moody's First Level Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the Moody's First Level Valuation Percentage for such security set forth on Schedule A hereto.


               "MOODY'S SECOND LEVEL ADDITIONAL COLLATERALIZED AMOUNT" means, with respect to any Transaction,

                  (1) if such Transaction is not a Transaction-Specific Hedge, the lesser of (i) the product of the 50 and DV01 for such Transaction and such Valuation Date and (ii) the product of 8% and the Notional Amount for such Transaction for the Calculation Period (as defined in the related Transaction) which includes such Valuation Date; or

                  (2) if such Transaction is a Transaction-Specific Hedge, the lesser of (i) the product of the 65 and DV01 for such Transaction and such Valuation Date and (ii) the product of 10% and the Notional Amount for such Transaction for the Calculation Period (as defined in the related Transaction) which includes such Valuation Date.

               "MOODY'S SECOND LEVEL COLLATERAL AMOUNT" means, (A) for any Valuation Date on which it is the case that a Moody's Second Level Downgrade has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero,
               (b) the aggregate amount of the Next Payments for all Next Payment Dates and (c) the sum of the Secured Party's aggregate Exposure and the aggregate of Moody's Second Level Additional Collateralized Amounts for each Transaction and (B) for any other Valuation Date, zero.

               "MOODY'S SECOND LEVEL VALUE" means, for any date that the Moody's Second Level Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the Moody's Second Level Valuation Percentage for such security set forth on Schedule A hereto.

               "NEXT PAYMENT" means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by the Pledgor pursuant to Section 2(a) on such Next Payment Date less any payments due to be made by the Secured Party under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

               "NEXT PAYMENT DATE" means the next scheduled payment date under any Transaction.

               "REMAINING WEIGHTED AVERAGE MATURITY" means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

               "S&P COLLATERAL AMOUNT" means, (A) for any Valuation Date on which a S&P First Level Downgrade has occurred and been continuing for at least 30 days or on which a S&P Second Level Downgrade has occurred and is continuing, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the product of the Volatility Buffer for each Transaction and the Notional Amount of such Transaction for the Calculation Period (as defined in the related Transaction) of such Transaction which includes such Valuation Date, or (B) for any other Valuation Date, zero.

               "S&P VALUE" means, for any date that the S&P Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the S&P Valuation Percentage for such security set forth on Schedule A hereto.

               "TRANSACTION-SPECIFIC HEDGE" means any Transaction that is a cap, floor or swaption or a Transaction in respect of which (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

               "VOLATILITY BUFFER" means, for any Transaction, the related percentage set forth in the following table:

                ---------------------------------------------------------------------------------------------

                The higher of the S&P         Remaining       Remaining       Remaining        Remaining
                short-term credit rating       Weighted       Weighted        Weighted          Weighted
                of (i) Pledgor and (ii)        Average         Average         Average      Average Maturity
                the Credit Support             Maturity       Maturity        Maturity       up to 30 years
                Provider of Pledgor, if     up to 3 years   up to 5 years  up to 10 years
                applicable
                ---------------------------------------------------------------------------------------------
                "A-2" or higher                 2.75%           3.25%           4.00%            4.75%
                ---------------------------------------------------------------------------------------------
                "A-3"                           3.25%           4.00%           5.00%            6.25%
                ---------------------------------------------------------------------------------------------
                "BB+" or lower                  3.50%           4.50%           6.75%            7.50%
                ---------------------------------------------------------------------------------------------

        IN WITNESS WHEREOF, the parties have executed this Annex on the respective dates specified below with effect from the date specified on the first page of this document.

BEAR STEARNS FINANCIAL PRODUCTS INC.      CITIBANK, N.A., NOT IN ITS INDIVIDUAL
                                          CAPACITY, BUT SOLELY AS TRUSTEE
                                          WITH RESPECT TO BEAR STEARNS
                                          ASSET-BACKED SECURITIES TRUST 2007-
                                          SD2



By: /s/ Annie Manevitz                    By: /s/ Cirino Emanuele
   ------------------------                  ---------------------------
   Name: Annie Manevitz                      Name:  Cirino Emanuele
   Title: Authorized Signatory               Title: Vice President
   Date:                                     Date:

                                                                      SCHEDULE A
                                                                      ----------

                               COLLATERAL SCHEDULE
                               -------------------

THE MOODY'S FIRST LEVEL VALUATION PERCENTAGES SHALL BE USED IN DETERMINING THE MOODY'S FIRST LEVEL COLLATERAL AMOUNT.

THE MOODY'S SECOND LEVEL VALUATION PERCENTAGES SHALL BE USED IN DETERMINING THE MOODY'S SECOND LEVEL COLLATERAL AMOUNT.

THE S&P VALUATION PERCENTAGES SHALL BE USED IN DETERMINING THE S&P COLLATERAL AMOUNT.

-----------------------------------------------------------------------------------------------------------------------------
  ISDA COLLATERAL ASSET     REMAINING MATURITY     MOODY'S FIRST LEVEL       MOODY'S SECOND LEVEL               S&P
 DEFINITION (ICAD) CODE                           VALUATION PERCENTAGE       VALUATION PERCENTAGE      VALUATION PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
         US-CASH                   N/A                    100%                       100%                      100%
         EU-CASH                   N/A                     98%                        94%                      92.5%
         GB-CASH                   N/A                     98%                        95%                      94.1%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
        US-TBILL
        US-TNOTE
        US-TBOND
      (fixed rate)               < 1 Year                 100%                       100%                      98.9%
                               1 to 2 years               100%                        99%                      98.0%
                               2 to 3 years               100%                        98%                      97.4%
                               3 to 5 years               100%                        97%                      95.5%
                               5 to 7 years               100%                        96%                      93.7%
                              7 to 10 years               100%                        94%                      92.5%
                              10 to 20 years              100%                        90%                      91.1%
                                > 20 years                100%                        88%                      88.6%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
        US-TBILL
        US-TNOTE
        US-TBOND                                                                                           Not Eligible
     (floating rate)          All Maturities              100%                        99%                   Collateral
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      GA-US-AGENCY               < 1 Year                 100%                        99%                      98.5%
      (fixed rate)
                               1 to 2 years               100%                        99%                      97.7%
                               2 to 3 years               100%                        98%                      97.3%
                               3 to 5 years               100%                        96%                      94.5%
                               5 to 7 years               100%                        93%                      93.1%
                              7 to 10 years               100%                        93%                      90.7%
                              10 to 20 years              100%                        89%                      87.7%
                                > 20 years                100%                        87%                      84.4%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      GA-US-AGENCY            All Maturities              100%                        98%                  Not Eligible
     (floating rate)                                                                                        Collateral
-----------------------------------------------------------------------------------------------------------------------------

 GA-EUROZONE-GOV (other                            Rated Aa3 or better        Rated Aa3 or better       Rated AAA or better
  than EU-CASH) (fixed
          rate)                                        by Moody's                 by Moody's                  by S&P
                                 < 1 Year                  98%                        94%                      98.8%
                               1 to 2 years                98%                        93%                      97.9%
                               2 to 3 years                98%                        92%                      97.1%
                               3 to 5 years                98%                        90%                      91.2%
                               5 to 7 years                98%                        89%                      87.5%
                              7 to 10 years                98%                        88%                      83.8%
                              10 to 20 years               98%                        84%                      75.5%
                                > 20 years                 98%                        82%                  Not Eligible
                                                                                                            Collateral
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 GA-EUROZONE-GOV (other                            Rated Aa3 or better        Rated Aa3 or better       Rated AAA or better
 than EU-CASH) (floating                               by Moody's                 by Moody's                  by S&P
          rate)
                              All Maturities               98%                        93%                  Not Eligible
                                                                                                            Collateral
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
        GA-GB-GOV                < 1 Year                  98%                        94%                  Not Eligible
  (other than GB-CASH)                                                                                      Collateral
      (fixed rate)
                               1 to 2 years                98%                        93%                  Not Eligible
                                                                                                            Collateral
                               2 to 3 years                98%                        92%                  Not Eligible
                                                                                                            Collateral
                               3 to 5 years                98%                        91%                  Not Eligible
                                                                                                            Collateral
                               5 to 7 years                98%                        90%                  Not Eligible
                                                                                                            Collateral
                              7 to 10 years                98%                        89%                  Not Eligible
                                                                                                            Collateral
                              10 to 20 years               98%                        86%                  Not Eligible
                                                                                                            Collateral
                                > 20 years                 98%                        84%                  Not Eligible
                                                                                                            Collateral
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
        GA-GB-GOV             All Maturities               98%                        94%                  Not Eligible
  (other than GB-CASH)                                                                                      Collateral
     (floating rate)
-----------------------------------------------------------------------------------------------------------------------------

The ISDA Collateral Asset Definition (ICAD) Codes used in this Collateral Schedule shall have the meanings set forth in the Collateral Asset Definitions (First Edition - June 2003) as published and copyrighted in 2003 by the International Swaps and Derivatives Association, Inc.

                                     ISDA(R)
                  INTERNATIONAL SWAP DEALERS ASSOCIATION, INC.

                                MASTER AGREEMENT

                           dated as of March 15, 2007



BEAR STEARNS FINANCIAL PRODUCTS INC.  and      CITIBANK, N.A., NOT IN ITS
                                               INDIVIDUAL CAPACITY, BUT
                                               SOLELY AS TRUSTEE WITH
                                               RESPECT TO BEAR STEARNS
                                               ASSET-BACKED SECURITIES
                                               TRUST 2007-SD2

have entered and/or anticipate entering into one of more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.
Accordingly, the parties agree as follows: --

1.      INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.      OBLIGATIONS

(a)     GENERAL CONDITIONS.

        (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

        (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

        (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) NETTING. If on any date amounts would otherwise be payable: --

     (i)  in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other. then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

     (d)  DEDUCTION OR WITHHOLDING FOR TAX.

          (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will: --

               (1) promptly notify the other party ("Y") of such requirement;

               (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

               (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

               (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes. whether assessed against X or Y) will equal ft full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: --

                    (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                    (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

          (ii) Liability. If: --

               (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

               (2) X does not so deduct or withhold; and

               (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that: --

(a)      BASIC REPRESENTATIONS.

          (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

          (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

          (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

          (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

          (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party: --

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: --

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule of any Confirmation; and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled. or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.      EVENTS OR DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party: --

          (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

          (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

          (iii) Credit Support Default.

               (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

               (2) the expiration or termination of such Credit Support
               Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

               (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

          (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

          (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

          (vi) Cross Default. If "Cross Default" is specified in the
          Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specific Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

         (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

                  (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof, (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which. under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

          (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: -

                    (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                    (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

          (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date. it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

               (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

               (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

          (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

          (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
          Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

          (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); of

          (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying. the occurrence of such event (and, in such event. the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.      EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

         (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

         (ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) Two Affected Parties. If an Illegality under Section
         5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv) Right to Terminate. If:--

               (1) a transfer under Section 6(b)(ii) or an agreement under
               Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

               (2) an Illegality under Section 5(b)(i)(2), a Credit Event
               Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

         either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)      EFFECT OF DESIGNATION.

         (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      CALCULATIONS.

         (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

          (i) Events of Default. If the Early Termination Date results from an Event of Default:--

               (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

               (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

               (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to
               (A) the sum of the Settlement Amount (determined by the

               Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

               (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

               (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

               (2)  Two Affected Parties. If there are two Affected Parties:--

                    (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                    (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

               If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

          (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

          (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.    TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTs. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.       MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) COUNTERPARTS AND CONFIRMATIONS.

    (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

    (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.   NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

       (i) if in writing and delivered in person or by courier, on the date it is delivered;

       (ii) if sent by telex, on the date the recipient's answerback is received;

       (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

       (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

       (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to all

13.  GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. DEFINITIONS

As used in this Agreement: --

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means: --

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different. in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(c)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values, If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of.-

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit

Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction. for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


BEAR STEARNS FINANCIAL PRODUCTS INC.       CITIBANK, N.A., NOT IN ITS INDIVIDUAL
           (Name of Party)                 CAPACITY, BUT SOLELY AS TRUSTEE WITH
                                           RESPECT TO BEAR STEARNS ASSET-BACKED
                                           SECURITIES TRUST 2007-SD2
                                                    (Name of Party)






By: /s/ Annie Manevitz                    By: /s/ Cirino Emanuele
   ------------------------                  ---------------------------
   Name: Annie Manevitz                      Name:  Cirino Emanuele
   Title: Authorized Signatory               Title: Vice President
   Date:                                     Date: